# General Employment Enterprises

Employing America since 1893

SEE THRU EQUITY CONFERENCE
INVESTOR PRESENTATION
MAY 28, 2015
NYSE: JOB

# Forward-Looking Statements

*This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 as amended, including statements regarding the business of the Company and its industry generally, business strategy, anticipated future financial performance and prospects. All statements in this presentation other than those setting forth strictly historical information are forward-looking statements. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. The Company makes no assurances that estimates or projections of revenues, gross profit, gross margin, SG&A, EBITDA, adjusted non-GAAP EBITDA, adjusted non-GAAP operating income or loss, adjusted non-GAAP net earnings or loss, operating income or loss, net income or loss, operating cash flow, and other financial metrics will be achieved. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include actual demand for our services, our ability to attract and retain qualified recruiters, account managers and staffing consultants, our ability to remain competitive in obtaining and retaining staffing clients, the availability of qualified temporary and permanent placement personnel, our ability to manage growth including making and integrating strategic acquisitions, our ability to access capital to fund operations, working capital, capital expenditures and acquisitions, satisfactory performance of our enterprise-wide information systems and such other risk factors detailed in our periodic filings with the SEC including Form 10-K, Form 10-Q and all other filings. The Company disclaims any obligation to update these forward-looking statements except as required by law.*

# Non-GAAP Financial Measures

*To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company discloses non-GAAP Pro forma adjusted EBITDA, non-GAAP Pro forma adjusted Income (Loss) from Operations, non-GAAP adjusted Income (loss) from Operations, non-GAAP Working Capital, non-GAAP Current Ratio, non-GAAP Shareholders' Equity and non-GAAP Debt to Equity Ratio because management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Pro forma Non-GAAP Adjusted EBITDA is defined by the Company as Pro-forma net earnings or loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash changes in value of derivative liability related to the conversion option on its convertible debt, plus non-cash stock-based compensation. EBITDA, Pro-forma Adjusted EBITDA, non-GAAP Pro-forma Adjusted Income (Loss) from Operations, non-GAAP Adjusted Income (Loss) from Operations, non-GAAP Working Capital, non-GAAP Current Ratio, non- GAAP Shareholders' Equity and non-GAAP Debt to Equity Ratio are not terms defined by GAAP and, as a result, the Company's measure of those non-GAAP measures and metrics might not be comparable to similarly titled measures and metrics used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected on the Form 10-Q filed for the respective periods. Reconciliation of all non-GAAP Measures are set forth in supplemental schedules to this presentation.*

# Company Overview

NYSE: JOB

# Key Information

| | |
|---|---|
| **Headquarters** | ***Naperville, Illinois*** |
| **Year End** | ***9/30*** |
| **Symbol** | ***NYSE: JOB*** |
| **Recent Price 5/22/15** | ***$.90*** |
| **Market Capitalization 5/22/15** | ***$26.10 million*** |
| **S-3 Universal Shelf Filed** | ***$75.00 million*** |
| **Public Float as of 5/22/15** | ***29 million Common shares*** |
| **Transfer Agent** | ***Continental Stock Transfer & Trust Co*** |

Source: Yahoo Finance 5/21/15 , Form 10-Q for 03/31/15.

# Investment Highlights

**Growth Markets**

- *Well-positioned in high growth segments of staffing: IT, Healthcare, Accounting, Engineering & Manufacturing*
- *"Made in America" renaissance*

**Tail End of Turnaround**

- *Strengthened management, operations team, and Board*
- *Fortified balance sheet to support growth*
- *Rationalized expenses & reduced SG&A*

**New Proven CEO Coming On Board**

- *Former CEO of global public staffing solutions company, MPS Group (NYSE:MPS); $ 2.2 billion revenue*
- *IPO in 1994; Fortune 1000 and S&P Mid-Cap 400*
- *MPS Group sold for $1.3 billon in 2009 to Adecco*

**Clear Growth Strategy**

- *Organic growth in existing markets through enhanced service offerings and focus on the fastest growing sectors*
- *Expand geographic footprint into new markets*
- *Strategic acquisitions of higher margin businesses*
- *Scalable platform & solid infrastructure for expansion*

# Final Phase of Turnaround

**We Are Here**

| 1893 - 2001 | 2001 - 2012 | 2013 - 2014 | 2015 - Beyond |
|---|---|---|---|
| **Rich Legacy** | **Period of Decline** | **Turnaround** | **Growth** |
| Rich history dating back to 1893<br>First publicly traded staffing company; on NYSE/ Amex over 50 years<br>Thrived under strong leadership | Business adversely affected by death of long-time CEO in 2001<br>Inexperienced and new management led to decline in business<br>Loss of resiliency; impact of recession | New management<br>Enhanced board<br>Improved technology platform<br>Rationalized expenses<br>Improved financial reporting<br>Secured competitive financing<br>Preserved listing | Organic growth<br>Acquisition growth<br>Drive enhanced profitability |

# US Staffing Industry Overview

**Large Fragmented Market:** *$139 billion domestic industry for combined temporary staffing and place and search for 2015, 6% growth over 2014 with over 32,000 US-based staffing companies providing services per Staffing Industry Analysts (SIA) Forecast*

- Estimated that 46% of U.S. businesses will use temp staffing in 2015, up from 43% in 2014 according to Career Builder Survey
- Temp penetration rate >2% (highest ever) of total nonfarm employment (BLS)

**Growing Market:** *US staffing industry will likely add the most jobs of any other industry over the next decade (SIA)*

- In the 5 years post recession, US staffing firms created more new jobs than any other industry; approximately 10% of the net increase in nonfarm employment in 2014 consisted of temporary help/contract workers (SIA)
- Following the 1990-1991 and 2001 recessions, the net increase was < 5% (SIA)
- Higher share of job growth made up of temporary staffing since the 2007-2009 recession provides evidence of a secular shift toward the use of contingent labor

# At Confluence of Powerful Supply and Buy-Side Forces

## SUPPLY

**Shift in attitude**: Preference of flexible work hours

**Necessity**: Higher unemployment; part-time work

**Pay/benefits**: At times, pay is higher than full-time; portability of benefits

**Technology**: Easier to "port" skills to new employer; MSP & VMS to manage temp labor

## DEMAND

**Efficiency:** Variable cost structure

**Just- in- time labor**: More companies using mix of permanent and temp

**'Made in America' renaissance**: Requires higher skilled labor

**Economic and regulatory uncertainties**: financial liability, healthcare reform

# Revenue Mix (per Form 10K)

## 2014 Revenue By Business Segment


Direct Hire
$7,088,000
Light
Industrial
$25,031,000
Professional
$7,692,000

# 39% Revenue CAGR Since 2009 (per Form 10K)


60,000
50,000
40,000
30,000
20,000
10,000
0
(in 000's)
CAGR
+39%
7,879
11,917
37,189
44,553
46,504
39,811
2009
2010
2011
2012
2013
2014

# Specialized Brand Strategy

***Professional Staffing/Direct Hire***

| | |
|---|---|
| ashley ellis | Information Technology |
| General Employment | Accounting, IT, Engineering |
| OMNIONE | Engineering, Manufacturing |

***Industrial Staffing/Commercial Staffing***

| | |
|---|---|
| TRIAD Personnel | Light Industrial/Clerical |
| GEE | Skilled Trades |

# Office Locations



Information Technology Staffing
Engineering Staffing
Accounting Staffing
Trades Staffing
Light Industrial Staffing
Clerical Staffing
Scribe Solutions
General Employment Corporate Offices
Ashley Ellis Chicago
Omni One Chicago
Ashley Ellis Indianapolis
Omni One Dublin
Triad Columbus
Triad Lorain
General Employment Columbus
Triad Cleveland
Triad Independence
Triad Akron
Ashley Ellis Boston
Walterboro
Macon
Jacksonville
Ashley Ellis Orlando
General Employment Tampa
Miami
Tallahassee
Pensacola
Ashley Ellis Houston
Ashley Ellis Phoenix
Ashley Ellis Southern California
General Employment Southern California

# Focused On Growth Sectors

## Professional Staffing Services (Est. 2015 Temp. Staffing Mkt. Size)

### Healthcare $11 billion



From 2010 – 2014, Healthcare staffing industry average revenue growth was 10% with 2015 projected at $11 billion

Cost, ACA & Shortage of Drs., Nurses, Allied

**US Healthcare FTE/Temp. Employee Growth (in 000's)**


18,500
18,000
17,500
17,000
16,500
16,000
15,500
15,000
14,500
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

Source: US Bureau of Labor, Staffing Industry Analyst

### IT $28 billion



IT employment growth is 3x US jobs growth

Demand for skilled IT workers in wake of cyber attacks & HTM, Java, .net, PM, QA

Severe shortage of qualified IT workers

**US Information Services FTE/Temp Employee Growth (in 000's)**


250
200
150
100
50
0
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

Source: US Bureau of Labor, Staffing Industry Analyst

### Engineering $9 billion



US needs 250,000 new engineers over next 10 years

Maturing engineering workforces means new engineers will be aggressively sought

**US Heavy and Civil Engineering Construction FTE/Temp. Employee growth (in 000's)**


1,000
900
800
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

Source: US Bureau of Labor, Kelly Services

# Information Technology Staffing Market


Largest IT staffing markets
$823MM
Seattle-Tacoma-Bellevue, WA
$826MM
San Francisco-Oakland-Hayward, CA
$666MM
San Jose-Sunnyvale-Santa Clara, CA
$1,095MM
Los Angeles-Long Beach-Santa Ana, CA
$928MM
Dallas-Fort Worth-Arlington, TX
$764MM
Houston- The Woodlands-Sugar Land, TX
$943MM
Chicago-Naperville-Elgin, IL-IN-WI
$863MM
Boston-Cambridge-Quincy, MA-NH
$1,779MM
New York-Newark-Jersey City, NY-NJ-PA
$969MM
Washington-Arlington-Alexandria, DC-VA-MD-WV
$796MM
Atlanta-Sandy Springs-Roswell, GA

Source: Staffing Industry Analysts

# IT Staffing Continues to Grow

Projected growth in IT sector in 2015: 7%

US temporary staffing market size ($billion): IT segment


2009
15.8
2010
17.9
2011
20.6
2012
22.7
2013
24.5
2014P
26.4
2015P
28.5

# IT Staffing & Gross Margin

## How much is a typical IT gross margin?



18.4%
25th percentile
23.4%
Median
31.1%
75th percentile

# Professional Staffing Sector Industry Estimates 2015

## Other professional staffing segments growth opportunities



Accounting: $7.0 billion 5% yr to yr growth
Legal: $1.0 billion 5% yr to yr growth
Clinical/Scientific: $2.3 billion 6% yr to yr growth
Creative/Marketing: $1.2 billion 10% yr to yr growth

Source: Staffing Industry Analysts

# Industrial Staffing Sector Growth

**Largest Staffing Segment**

**6% CAGR 2013- 2015**

**$40 billion est. 2017**


$29.5
2013
$31.3
2014
$33.2
2015 est.

**$ in Billions**
Sources : Staffing Industry Analysts, Everest Group, True Blue est.

# Industrial Staffing Sector Capabilities

| | |
|---|---|
| Warehouse Support | • "E" commerce<br>• Logistics |
| Just-in-Time Labor | • Mfg. & Production<br>• Construction Support |
| Skilled Trades | • HVAC, Electricians<br>• Plumbers, Carpenters |

# Healthcare Staffing Segments/Opportunities

**10 Largest Mkts.**

- CA $926m
- TX $753m
- NY $652m
- FL $525m
- IL $476m
- PA $468m
- OH $418m
- MI $378m
- NC $330m
- GA $285m


Allied Staffing $3.2 ( scribes )
Travel Nurses $2.1
Per Diem Nurse $3.0
Locum Tenens (Drs.)$2.8

2015 est.
$ in billions

$11.2 Total

7% Growth

Source: Staffing Industry Analysts

# Acquisition of Scribe Solutions

- Health Care Staffing Acquisition closed 4/1/15

- Scribe provides Emergency Rooms (ER) & Physician Practices with highly trained medical scribes for personal assistant work in connection with electronic medical records (EMR)
  - Scribe recruits, qualifies, hires and trains all resources

- Demand driven by:
    - Over crowded ER & Dr. waiting rooms, EMR issues
    - Rising cost of patient care, ICD 9 & 10, ACA, RCM
    - Increased burden of documentation and clerical work

SCRIBE SOLUTIONS
Excellence in Documentation and Productivity

# Proven New CEO

- *Derek Dewan joined General Employment 4/1/15 as the Company's CEO upon completion of Scribe acquisition*
- *Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. (NYSE:MPS) and predecessor AccuStaff Incorporated, a multi-billion global Fortune 1000 staffing provider*
- *MPS Group grew organically and through acquisition into an international professional human capital solutions and staffing provider with a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia*
- *Successful IPO in 1994, $10.50 price surged to $240; follow-on stock offerings of $110 million and $370 million; $500 million bank revolver*
- *In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion*

# Experienced Core Management

***Andrew J. Norstrud, CFO*** *– Mr. Norstrud will transition back into the position of Chief Financial Officer upon completion of Scribe acquisition. He started with General Employment in March 2013 as CFO and brings significant experience with public companies in the areas of financial reporting, restructuring for profitability and growth, acquisitions, and technology. He is a CPA and was formerly with PricewaterhouseCoopers (PwC) and Grant Thornton.*

***Deborah Santora-Tuohy, President of Staffing*** *–Mrs. Santora-Tuohy has been with the Light Industrial Division for over 23 years, and was recently promoted to President of the Staffing Division to focus on internal expansion outside of Ohio and increasing profitability.*

***Branch Level Managers*** *– Our offices are operated by long tenured managers that have spent more than 10 years with General Employment, with our longest tenured manager at 45 years and continues to operate a profitable location in Columbus, Ohio.*

# Financial Overview

# Margin Profile

| | Light Industrial | Professional Services | Direct Hire Placement |
|---|---|---|---|
| % of Revenues | 66% | 19% | 15% |
| Gross Margin | 11.35% | 30.35% | 100% |
| Target Gross Margin Range | 12.5% – 16.5% | 31.5% – 33.5% | 100% |

*All figures as of 3/31/15 as reflected on Form 10Q

# Segment Revenue (in 000's) (per Form 10K)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Direct Hire Placement Services
Professional Services
Light Industrial

# Pro-Forma Unaudited Non- GAAP Balance Sheet Highlights & Metrics

## Pro-forma as of 03/31/15

($ in 000 except metrics ; see footnote below)

| | |
|---|---|
| Cash & cash equivalents | $ 1,109 |
| Accounts receivable, net | $ 6,194 |
| Net working capital | $ 1,370 |
| Total debt outstanding | $ 6,685 |
| Stockholders' equity | $11,335 |
| Days sales outstanding est. (DSO) | 52 |
| Current ratio | 1.20 |
| Quick ratio | 1.09 |
| Debt to equity ratio | .60 |

**Pro-forma Balance Sheet Highlights & Metrics include pro-forma adjustments for Unaudited Pro-forma Combined Balance Sheet for General Employment & Scribe Solutions as of 3/31/15 and exclusion of convertible sub-debt & derivative liabilities since the holder converted on 5/15/15 .**

**Please refer to recent SEC Filings on Form 10Q for 3/31/15, Form 8K filed 5/18/15 and use of Non-GAAP Measures Statement in this presentation.**

# Unaudited Projected Post-Acquisition 12 Month Pro-Forma Income Statement

| The Pro-forma Projections are "FORWARD LOOKING STATEMENTS" | | (in thousands) PROJECTED PROFORMA |
|---|---|---|
| **NET REVENUES:** | | |
| Contract staffing services | $ | 36,780 |
| Direct hire placement services | | 7,508 |
| NET REVENUES | | 44,288 |
| Cost of contract services | | 28,852 |
| GROSS PROFIT | | 15,436 |
| Selling, general and administrative expenses | | 12,984 |
| Amortization of intangible assets | | 425 |
| INCOME (LOSS) FROM OPERATIONS | | 2,027 |
| Interest expense | | 510 |
| Provision for income tax | | 551 |
| NET INCOME (LOSS) | $ | 966 |

RECONCILIATION OF UNAUDITED PRO FORMA NET INCOME (LOSS) TO PRO FORMA NON- GAAP ADJUSTED EBITDA

| | | |
|---|---|---|
| NET INCOME (LOSS) | | 966 |
| ADDBACKS: | | |
| Amortization of intangible assets | | 425 |
| Depreciation | | 160 |
| Interest expense | | 510 |
| Stock compensation or amortization | | 200 |
| Taxes | | 551 |
| TOTAL ADDBACKS | | 1,846 |
| PRO FORMA NON GAAP ADJUSTED EBITDA (6.4%) | $ | 2,812 |

**Certain non-GAAP measures such as pro-forma non-GAAP adjusted EBITDA are represented in the above unaudited pro-forma presentation and such measures are not in accordance with GAAP.**
**Please refer to statements titled "Non-GAAP Measures" and "Forward-Looking Statements" in this presentation and to recent SEC Filings on Forms 10K, 10Q, & 8K. Non-GAAP measures are not substitutes for GAAP financial information.**

# Growth Strategy

# Strategic Organic Growth Opportunities

- *Provide new, innovative & enhanced menu of professional service offerings to customers in existing markets and cross-sell multiple specialties - IT, Accounting, Engineering & Healthcare*

- *Enter fastest growing markets by following customers and through geographic footprint expansion with a complete menu of service offerings*

- *Create national wholesale division for IT and aggressively pursue MSP & VMS accounts*

- *Capitalize on light industrial opportunities from shortage of blue collar workers & increased regulation*

# Public Company Landscape


Size
Manpower
Robert Half
KELLY
On Assignment
KFORCE
KORN FERRY
TRUEBLUE
The Resource Connection, Inc.
Temporary Help / Staffing Services
Huron
CONSULTING GROUP
General Employment
RCM Technologies
The Source of Smart Solutions
Light Industrial
Skilled Professional

**Small Public Company In Sector With Diverse Revenue Stream; Provides Exceptional Growth Platform**

# Significant Consolidation Opportunity in Staffing Industry


MPS Group
(Acquired for $1.3B)
$2.2B
~150 Companies
$150M
General Employment ($47M)
$20M
~ 15,000 Companies
$0

**Our Goal is to be a $1 Billion Business**

# External Growth Strategy Opportunities

## *Strategic Acquisitions*

- *Strengthen existing service offerings & enhance mkt. share*
- *Add complementary high growth services & specialties*
- *Add new client/business opportunities*
- *Expand into new geographies and markets*
- *Add new recruiting, sales & management talent*

# Strategic Acquisitions Criteria

- *High gross & EBITDA margin*
- *Accretive to earnings*
- *Well managed with experienced operators*
- *Limited enterprise risk and extensive due diligence*
- *Pricing commensurate with profitability & growth*
- *Consideration consists of cash, stock, seller & bank financing*
- *Earn-out possibility*

# Target Human Capital Acquisition Sectors


Healthcare
IT
Accounting
Engineering
Professional

# Long Term Financial Goals
# Projected Internal & Acquisition Growth



The Growth Plan (Projections and The Growth Plan are Forward-Looking Statements)
Projected Revenue Run Rate (End of Yr.)
$44M
Yr. 1
$100M
Yr. 2
$250M
Yr.3
$400M
Yr.4
$600M
Yr.5
$800M
Yr.6
$1B
Yr.7

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| **Adj. EBITDA** | $2.8M | $6.4M | $16.0M | $25.6M | $38.4M | $51.2M | $64M |

**End of Year Pro-forma Adj. EBITDA Run Rate post Scribe Solutions acquisition.**

***Adj. Pro-forma EBITDA is a non-GAAP measure. See disclosures for non-GAAP & Forward-Looking Statements.**

# Contacts

**Corporate Headquarters**
184 Shuman Boulevard
Suite 420
Naperville, IL 60563
P: 630.954.0400
F: 630.954.0447

**Company Contacts**
*Derek E. Dewan, CEO*
13500 Sutton Park Drive South
Suite 204
Jacksonville, FL 32224
E: derek.dewan@genp.com

*Andrew J. Norstrud, CFO*
Woodland Corporate Center
8270 Woodland Center Blvd.
Tampa, FL 33614
P: 813.769.3580
E: andrew.norstrud@genp.com

**Legal Counsel**
*Clint Gage - Partner*
Roetzel & Andress
P: 954.759.2760
E: cgage@ralaw.com

**Independent Auditor**
*Ron Frimmer, CPA- Partner*
*Justin Van Fleet, CPA-Partner*
Friedman LLP
1700 Broadway Suite 23
New York, NY 10019
E: rfrimmer@friedmanllp.com
E: jvanfleet@friedmanllp.com

For more information, please visit http://www.genp.com/

# Questions?

General Employment Enterprises

Employing America since 1893

NYSE: JOB